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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8787 (Commission File Number)	13-2592361 (I.R.S. Employer Identification No.)

180 Maiden Lane
New York, New York 10038
(Address of principal executive offices)

Registrant's telephone number, including area code (212) 770-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2            AIG Form 8-K

ITEM 8.01 OTHER EVENTS

    American International Group, Inc. (AIG) is filing this Current Report on Form 8-K (Form 8-K) to update AIG's Annual Report on Form 10-K for the year ended December 31, 2011, as amended by Amendment No. 1 and Amendment No. 2 on Form 10-K/A filed on February 27, 2012 and March 30, 2012, respectively (collectively, the 2011 Annual Report on Form 10-K), for the following changes:

Changes in Accounting for Acquisition Costs

    On January 1, 2012, AIG retrospectively adopted an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred policy acquisition costs. The effects on AIG shareholders' equity, Net income (loss) attributable to AIG and Net income (loss) per common share attributable to AIG common shareholders are summarized below:

At December 31, (in millions)	2011	2010	2009	2008	2007

AIG shareholders' equity as previously reported	$104,951	$85,319	$69,824	$52,710	$95,801
Effect of adoption of new standard on AIG shareholders' equity	(3,413)	(6,463)	(9,239)	(11,866)	(9,279)

AIG shareholders' equity as currently reported	$101,538	$78,856	$60,585	$40,844	$86,522

Years Ended December 31, (in millions, except per share data)	2011	2010	2009	2008	2007

Net income (loss) attributable to AIG as previously reported	$17,798	$7,786	$(10,949)	$(99,289)	$6,200
Effect of adoption of new standard on net income (loss) attributable to AIG	2,824	2,272	2,587	(2,495)	(1,138)

Net income (loss) attributable to AIG as currently reported	$20,622	$10,058	$(8,362)	$(101,784)	$5,062

Net income (loss) per common share:
Basic:
Income (loss) attributable to AIG as previously reported	$9.44	$11.60	$(90.48)	$(756.85)	$47.98
Effect of adoption of new standard on net income (loss) allocated to Series C Preferred Stock	-	2.69	-	-	-
Effect of adoption of new standard on net income (loss) applicable to Common Stock	1.57	0.69	19.11	(18.95)	(8.81)
Income (loss) attributable to AIG as currently reported	$11.01	$14.98	$(71.37)	$(775.80)	$39.17
Diluted:
Income (loss) attributable to AIG as previously reported	$9.44	$11.60	$(90.48)	$(756.85)	$47.73
Effect of adoption of new standard on net income (loss) allocated to Series C Preferred Stock	-	2.69	-	-	-
Effect of adoption of new standard on net income (loss) applicable to Common Stock	1.57	0.69	19.11	(18.95)	(8.76)
Income (loss) attributable to AIG as currently reported	$11.01	$14.98	$(71.37)	$(775.80)	$38.97

    For short-duration insurance contracts, starting on January 1, 2012, AIG has elected to include anticipated investment income in its determination of whether the deferred policy acquisition costs are recoverable. AIG believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy, as it includes in the recoverability analysis the fact that there is a timing difference between when the premiums are collected and in turn invested and when the losses and related expenses are paid. This is considered a change in accounting principle that requires retrospective application to all periods presented. Because AIG

AIG Form 8-K            3

historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

Presentation of Comprehensive Income

    On January 1, 2012, AIG adopted an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The adoption of this accounting standard resulted in the inclusion of condensed consolidating statements of comprehensive income (loss) in Note 24 to the Consolidated Financial Statements and condensed statements of comprehensive income of the Registrant included in Schedule II. The standard did not have any effect on AIG's consolidated financial condition, results of operations or cash flows.

Chartis Segment Changes

    The historical Chartis financial information has been revised to reflect the reclassification in 2012 of certain Chartis products that were previously reported in the Commercial Insurance operating segment to the Consumer Insurance operating segment. These revisions did not affect the total Chartis reportable segment results previously reported or on AIG's consolidated financial condition, results of operations or cash flows.

Exhibits

    Exhibits filed with this Form 8-K and incorporated in this Item 8.01 by reference revise the following sections in the 2011 Annual Report on Form 10-K for all applicable periods presented:

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Exhibit 99.1 — Item 6. Selected Financial Data

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Exhibit 99.2 — Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

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Exhibit 99.3 — Item 8. Financial Statements and Supplementary Data, and Item 15. Financial Statement Schedules I to V

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Exhibit 99.4 — Computation of Ratios of Earnings to Fixed Charges

    Except for matters noted above, no other information in the 2011 Annual Report on Form 10-K is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the 2011 Annual Report on Form 10-K on February 23, 2012.

    This document should be read in conjunction with and as a supplement to information contained in the 2011 Annual Report on Form 10-K. For significant developments since the filing of the 2011 Annual Report on Form 10-K on February 23, 2012, refer to AIG's subsequent 2012 Quarterly Reports on Form 10-Q and other relevant Securities and Exchange Commission filings.

4            AIG Form 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibits

Exhibit Number

99.1	Selected Financial Data updated for the adoption of a new acquisition cost standard.
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations updated for the adoption of a new acquisition cost standard and the reclassification of certain Chartis products that were previously reported in the Commercial Insurance operating segment to the Consumer Insurance operating segment.
99.3
Financial Statements and Supplementary Data updated for the adoption of new accounting standards for acquisition costs and the presentation of comprehensive income. Additionally, updates were made for the reclassification of certain Chartis products that were previously reported in the Commercial Insurance operating segment to the Consumer Insurance operating segment.
99.4	Computation of Ratios of Earnings to Fixed Charges updated for the adoption of a new acquisition cost standard.
99.5	Consent of PricewaterhouseCoopers LLP.
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of December 31, 2011 and December 31, 2010, (ii) the Consolidated Statement of Operations for the years ended December 31, 2011, 2010 and 2009 (iii) the Consolidated Statement of Shareholders' Equity for the years ended December 31, 2011, 2010 and 2009 (iv) the Consolidated Statement of Cash Flows for the years ended December 31, 2011, 2010 and 2009 (v) the Consolidated Statement of Comprehensive Income (Loss) for the years ended December 31, 2011, 2010 and 2009 and (vi) the Notes to the Consolidated Financial Statements.

AIG Form 8-K            5

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
/s/ KATHLEEN E. SHANNON Kathleen E. Shannon Senior Vice President and Deputy General Counsel

Dated: May 4, 2012

6            AIG Form 8-K